UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2014 (January 28, 2014)

PVR Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 301

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 28, 2014, PVR Partners,L.P. (“PVR”) together with PVR GP, LLC (“PVR GP”), the individual directors of PVR GP, Regency Energy Partners LP (“Regency”), Regency GP LP and RVP LLC, a subsidiary of Regency, entered into a Memorandum of Understanding (“MOU”) with Charles Monatt, Saul Srour, Stephen Bushansky, David Naiditch and Mark Hinnau, purported PVR unitholders. The MOU concerns the settlement in principle of certain litigation relating to the Agreement and Plan of Merger, dated October 9, 2013, as amended, by and between PVR, PVR GP, Regency, Regency GP LP and RVP LLC, pursuant to which PVR will merge with and into Regency, with Regency continuing as the surviving entity (the “Merger”).

As previously disclosed in the joint proxy statement/prospectus of PVR and Regency filed with the Securities and Exchange Commission on November 8, 2013, as amended on December 18, 2013 and January 28, 2014 (the “Joint Proxy Statement/Prospectus”), following the announcement of the Merger on October 10, 2013, eight putative unitholder class action lawsuits challenging the Merger were filed, including two in the Court of Chancery of the State of Delaware: (i) David Naiditch v. PVR Partners, L.P., et al. (Case No. 9015-VCL); and (ii) Robert P. Frutkin v. Edward B. Cloues II, et al. (Case No. 9020-VCL), three in the Court of Common Pleas for Delaware County, Pennsylvania: (i) Charles Monatt v. PVR Partners, LP, et al. (Case No. 2013-10606); (ii) Steven Keene v. PVR Partners, L.P., et al. (Case No. 2013-10723); and (iii) Saul Srour v. PVR Partners, L.P., et al. (Case No. 2013-11015); and three in federal court in the United States District Court for the Eastern District of Pennsylvania: (i) Stephen Bushansky v. PVR Partners, L.P., et al. (Case No. 2:13-cv-6829-HB); (ii) William Engel v. Edward B. Cloues II, et al. (Case No. 2:13-cv-7288-HB); and (iii) Mark Hinnau v. PVR Partners, L.P., et al. (Case No. 2:13-cv-7496-HB). In the Frutkin lawsuit in Delaware, the plaintiff stipulated to the voluntary dismissal of his complaint with prejudice and with each party bearing their own costs and fees. The Court ordered dismissal on November 12, 2013. On January 28, 2014, counsel for the plaintiff in the Keene lawsuit advised PVR of the plaintiff’s intention to voluntarily discontinue that lawsuit.

Pursuant to the MOU, defendants and plaintiffs in the Monatt, Srour, Bushansky, Naiditch and Hinnau lawsuits (the “Settled Lawsuits”) agreed in principle to a settlement of the Settled Lawsuits, which will be memorialized in a separate settlement agreement. The settlement is subject to customary conditions, including consummation of the Merger, completion of certain confirmatory discovery, class certification and final approval by the Court of Common Pleas for Delaware County, Pennsylvania. If the Court approves the settlement, the Settled Lawsuits will be dismissed with prejudice and all defendants will be released from any and all claims relating to, among other things, the Merger and any disclosures made in connection therewith.

In exchange for that release, PVR and Regency have provided certain additional disclosures requested by the plaintiffs in the Settled Lawsuits.

The settlement will not affect any provisions of the merger agreement or the form or amount of consideration to be received by PVR unitholders in the Merger.

The defendants have denied and continue to deny any wrongdoing or liability with respect to all claims, events, and transactions complained of in the aforementioned litigations or that they have engaged in any wrongdoing. The defendants have entered into the settlement to eliminate the uncertainty, burden, risk, expense, and distraction of further litigation. The foregoing description of the settlement does not purport to be complete.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY WHEN THEY ARE AVAILABLE. These documents (when they become available), and any other documents filed by PVR or Regency with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement/prospectus (when available) from PVR by contacting Investor Relations by mail at Attention: Investor Relations, Three Radnor Corporate Center, Suite 301, 100 Matsonford Road, Radnor, Pennsylvania 19087.

PARTICIPANTS IN THE SOLICITATION

PVR and Regency, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement and Plan of Merger. Information regarding the directors and executive officers of Regency GP LLC, the general partner of Regency’s general partner, is contained in Regency’s Form 10-K for the year ended December 31, 2012, which has been filed with the SEC. Information regarding PVR’s directors and executive officers is contained in PVR’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 25, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between the PVR, and Regency the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about PVR’s or Regency’s management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.

PVR and Regency cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of Regency to successfully integrate PVR’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the combined company as well as for producers connected to the combined company’s system and its customers, the level of creditworthiness of, and performance by counterparties and customers, the ability to access capital to fund organic growth projects and acquisitions, including significant acquisitions, and the ability to obtain debt and equity financing on satisfactory terms, the use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time, changes in commodity prices, interest rates, and demand for the combined company’s services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, acts of terrorism and war, industry changes including the impact of consolidations and changes in competition, the ability to obtain required approvals for construction or modernization of facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks and uncertainties are discussed in more detail in filings made by PVR and Regency with the Securities and Exchange Commission, which are available to the public. PVR and Regency undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PVR PARTNERS, L.P.

	By:	PVR GP, LLC
Its General Partner
Dated: February 4, 2014
	By:	/s/ BRUCE D. DAVIS, JR.
		Name:	Bruce D. Davis, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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